UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2016

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, PA		19053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 826-2800

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Common Unit Purchase Agreement

On December 30, 2016, StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), sold to StoneMor GP Holdings LLC, a Delaware limited liability company (“GP Holdings”), 2,332,878 common units (the “Common Units”) representing limited partner interests in the Partnership (the “Purchased Units”) at an aggregate purchase price of $20.0 million (i.e., $8.5731 per Purchased Unit, which is equal to the volume-weighted average trading price of a Common Unit for the twenty trading days ending on and including December 30, 2016) pursuant to a Common Unit Purchase Agreement (the “Common Unit Purchase Agreement”), dated December 30, 2016, by and between the Partnership and GP Holdings.

The Common Unit Purchase Agreement includes various representations, warranties, covenants, indemnification and other provisions, which are customary for a transaction of this nature.

The Partnership offered and sold the Purchased Units in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act. The Partnership relied on this exemption from registration based in part on representations made by GP Holdings in the Common Unit Purchase Agreement.

This summary is qualified in its entirety by reference to the Common Unit Purchase Agreement which is incorporated by reference in its entirety hereto and which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Relationship with StoneMor GP Holdings LLC

As previously disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015 filed February 29, 2016, as amended by Form 10-K/A filed November 9, 2016 (together, the “Amended 10-K”), StoneMor GP LLC, the general partner of the Partnership (the “General Partner”), is a wholly-owned subsidiary of GP Holdings. As previously disclosed in the Amended 10-K, Robert Hellman and Jonathan Contos, each a director of the General Partner, and Lawrence Miller, the President and Chief Executive Officer and a director of the General Partner, are directors of GP Holdings. Mr. Miller is also the President and Chief Executive Officer of GP Holdings and Sean P. McGrath, the Chief Financial Officer of the General Partner, is also the Chief Financial Officer and Secretary of GP Holdings. As previously disclosed in the Amended 10-K, Mr. Hellman, as the sole trustee under a trust established pursuant to a Voting and Investment Trust Agreement by and between American Cemeteries Infrastructure Investors, LLC, a Delaware limited liability company (“ACII”), and Mr. Hellman, as trustee, dated as of May 9, 2014, for the pecuniary benefit of ACII, has exclusive voting and investment power over certain membership interests in GP Holdings. As of the date immediately preceding the closing of the purchase and sale of the Purchased Units, Mr. Hellman had exclusive voting and investment power over approximately 67.03% of membership interests in GP Holdings pursuant to such Voting and Investment Trust Agreement. As previously disclosed in the Amended 10-K: (i) ACII is an affiliate of American Infrastructure Funds, L.L.C., an investment adviser registered with SEC; (ii) Mr. Hellman is a managing member of American Infrastructure Funds, L.L.C. and he is affiliated with (a) entities that own membership interests in ACII and (b) AIM Universal Holdings, LLC that is the manager of ACII; and (iii) Mr. Contos, a director of the General Partner, is a Principal of American Infrastructure Funds, L.L.C. As previously disclosed in the Amended 10-K, Mr. Miller and William Shane, Allen Freedman, and Martin Lautman, directors of the General Partner (along with Mr. Lautman’s spouse), and certain retired executive officers of the General Partner through trusts with their spouses, and two family partnerships affiliated with Messrs. Miller and Shane, as applicable, hold membership interests in GP Holdings. As of the date immediately preceding the closing of the purchase and sale of the Purchased Units, the foregoing collectively held approximately 32.97% of membership interests in GP Holdings. The purchase of the Purchased Units by GP Holdings was funded by an investment in GP Holdings by ACII (through Mr. Hellman as the aforesaid Trustee), immediately following which Mr. Hellman had exclusive voting and investment power over approximately 89.01% of membership interests in GP Holdings pursuant to the Voting and Investment Trust Agreement described above. Each of the other members of GP Holdings were entitled to preemptive rights under the GP Holdings operating agreement with respect to ACII’s investment in GP Holdings which, if exercised prior to ACII’s investment, would have enabled each of them to maintain their respective percentage ownership in GP Holdings in effect prior to such investment. In lieu of such preemptive rights, for a period of twenty days commencing on December 30, 2016, such other members of GP Holdings have the opportunity to purchase from ACII such member’s pro rata share of the GP Holdings units acquired by ACII at the same price paid by ACII and on the same terms and conditions agreed to by ACII. Mr. Miller also holds 113,920 incentive units in GP Holdings, as to which 45,568 of such units were vested as of December 30, 2016.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under the heading “Common Unit Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference in this Item 3.02.

Item 7.01	Regulation FD.

On January 3, 2017, the Partnership issued a press release, attached hereto as Exhibit 99.1, announcing the closing of the private placement.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Common Unit Purchase Agreement, dated as of December 30, 2016, by and between StoneMor Partners L.P. and StoneMor GP Holdings LLC.

99.1	Press Release dated January 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ Sean P. McGrath
Name:	Sean P. McGrath
Title:	Chief Financial Officer

Date: January 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Common Unit Purchase Agreement, dated as of December 30, 2016, by and between StoneMor Partners L.P. and StoneMor GP Holdings LLC.

99.1	Press Release dated January 3, 2017.